Community Trust Bancorp, Inc.


Community Trust

2026

INVESTOR PRESENTATION

September 2026

Cautionary Statement

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2025 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.

Key Metrics

▪ Total Assets	$7.0 billion
▪ Market Capitalization	$1.3 billion
▪ Cash Dividend Yield	2.93%
▪ P/E Ratio	11.4x
▪ Price to Book Value	1.5x
▪ Price to Tangible Book Value	1.6x
▪ Tangible Common Equity Ratio	11.93%

- Competitive Position
  - 3rd largest Kentucky domiciled bank holding company
  - 2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

Financial data as of June 30, 2026

Deposit market share as of June 30, 2025

Corporate History

1903	Pikeville National bank formed
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise

Serving customers in 78 locations in 37 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee



Florence
Russell
Flemingsburg
Ashland
Huntington
Georgetown
Frankfort
Summersville
Mount Sterling
Port Gay
Hamlin
Versailles
Lexington
Winchester
Paintsville
Harrodsburg
Richmond
Elizabethtown
Prestonsburg
Williamson
Danville
Berea
Lebanon
Allen
Pikeville
Mount Vernon
Campbellsville
Hazard
Knott
Greensburg
London
Somerset
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
LaFollette
Community Trust Bank Branch Office
Community Trust & Investment Office
Community Trust Bank Central Region
Community Trust Bank Eastern Region
Community Trust Bank Northeastern Region
Community Trust Bank South Central Region

Our Banking Franchise

Central Region

Loans - $1.2 billion

Deposits - $1.6 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.0 billion

Deposits - $2.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $0.6 billion

Deposits - $0.8 billion

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $1.3 billion

Deposits - $1.3 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $1.0 billion

CTIC

Assets Under Management - $4.3 billion (including $1.1 billion CTB)
Revenues - $24.2 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2026

Trust Assets Under Management & Trust Revenue

Assets in billions

Revenue in millions



$3.2
$3.4
$3.7
$4.1
$4.3
$30
$25
$20
$15
$10
$5
$0
2022
2023
2024
2025
Jun '26
Managed Assets
Revenue

Includes CTB portfolio

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Mark A. Gooch	Chairman, President, and CEO	45 years	45
Kevin J. Stumbo	EVP/Chief Financial Officer	39 years	31
Richard W. Newsom	CTB President	43 years	43
Andy D. Waters	CTIC President and CEO	39 years	22
C. Wayne Hancock	EVP/Chief Legal Officer	17 years	17
Mark E. Smith	EVP/Chief Credit Officer	33 years	19
Thomas E. McCoy	EVP/Operations	34 years	34
Tracy A. Wesley	EVP/Chief Risk Officer	30 years	14
Ricky D. Sparkman	EVP/SC KY/TN President	41 years	32
D. Andrew Jones	EVP/NE KY/WV President	39 years	39
David I. Tackett	EVP/E KY President	38 years	34
Billie J. Dollins	EVP/C KY President	45 years	16

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to strong corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Organic growth expectations combined with de novo branching and acquisition
- Consistent long-term performance

Consistent Financial Performance

	YTD 2026	2025	2024	2023	2022
EPS	$3.15	$5.44	$4.61	$4.36	$4.59
ROAA	1.70%	1.53%	1.41%	1.40%	1.50%
ROAE	13.01%	12.07%	11.31%	11.75%	12.74%
Net Int. Margin	3.79%	3.62%	3.36%	3.32%	3.32%
Efficiency Ratio	48.35%	50.48%	52.57%	54.29%	53.07%
Nonperforming Loans	0.58%	0.39%	0.59%	0.34%	0.41%
Net Charge-offs	0.09%	0.16%	0.13%	0.08%	0.02%
% of Average Assets:					
Noninterest Income	0.97%	0.99%	1.05%	1.02%	1.07%
Noninterest Expense	2.21%	2.23%	2.22%	2.25%	2.23%

All information is for the years ended December 31 except YTD 2026 which is for the six months ended June 30.

Earnings Review

Earnings Per Share



$4.94
$4.59
$4.36
$4.61
$5.44
$2.60
$3.15
2021
2022
2023
2024
2025
Jun '25
Jun '26

- EPS increased 21.1% from 2025 to 2026

Net Income

(in millions)


$87.9
$81.8
$78.0
$82.8
$98.1
$46.9
$56.8
2021
2022
2023
2024
2025
Jun '25
Jun '26

- Net income increased 21.2% from 2025 to 2026

Revenues


(in millions)
$223.5
$227.0
$230.8
$248.6
$282.6
$275.0
$307.9
2021
2022
2023
2024
2025
Jun '25
Jun '26

- Revenues increased 12.0% from 2025 to 2026

June data annualized

Noninterest Income
as a % of Total Revenue

(in millions)



$60.5
$57.9
$57.7
$62.6
$63.6
$62.7
$66.6
32%
24%
16%
8%
0%
2021
2022
2023
2024
2025
Jun '25
Jun '26
Noninterest Income
% of Total Revenue

- Noninterest income increased 6.3% from 2025 to 2026

June data annualized

Net Interest Revenue

(in millions)



$163.1
$169.1
$173.1
$186.0
$219.0
$212.4
$241.3
2021
2022
2023
2024
2025
Jun '25
Jun '26

- Net interest revenue increased by 13.6% from 2025
  - Net interest margin increased 18 basis points
  - Average earning assets increased $480.3 million, or 8.1%

June data annualized

Net Interest Margin



3.21%
3.05%
3.32%
3.39%
3.32%
3.35%
3.36%
3.22%
3.62%
3.53%
3.79%
3.54%
2021
2022
2023
2024
2025
Jun '26 YTD
CTBI
Peer

For the quarter	Jun '26	Mar '26	Dec '25	Sept '25	Jun '25	Mar '25
Net Interest Margin	3.80%	3.79%	3.67%	3.60%	3.64%	3.57%
Yield on Earning Assets	5.68%	5.65%	5.64%	5.73%	5.76%	5.71%
Cost of Interest Bearing Funds	2.64%	2.61%	2.78%	3.01%	3.00%	3.02%
Benefit of Noninterest Bearing Deposits	0.76%	0.76%	0.81%	0.88%	0.88%	0.88%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2026 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense
as a % of Average Earning Assets

(in millions)



$58.8
$63.2
$67.7
$68.4
$79.5
$82.5
2.00%
1.50%
1.00%
0.50%
2021
2022
2023
2024
2025
Jun '26
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio

(in millions)



$119.3
$121.1
$125.4
$130.9
$143.1
$149.0
68%
61%
54%
47%
40%
2021
2022
2023
2024
2025
Jun '26
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2026 for bank holding companies with consolidated assets of $3 billion to $10 billion.

June data annualized

Return on Average Assets



1.63%
1.25%
1.50%
1.17%
1.40%
0.95%
1.41%
0.92%
1.53%
1.12%
1.70%
1.16%
2021
2022
2023
2024
2025
Jun '26
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2026 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Balance Sheet Review

Total Assets



(in billions)
$5.42
$5.38
$5.77
$6.19
$6.68
$7.00
2021
2022
2023
2024
2025
Jun '26

- Total assets at 6/30/26 increased $305.2 million, or an annualized 9.2%, from 12/31/25
  - Loans increased $230.0 million or an annualized 9.5%
  - Investment portfolio decreased $68.6 million or an annualized 12.3%
  - Deposits, including repurchase agreements, increased $257.0 million or an annualized 9.1%

Total Loans

(in billions)


$3.71
$4.05
$4.49
$4.89
$5.12
2022
2023
2024
2025
Jun '26

Loan Portfolio Mix

June 30, 2026


Consumer Indirect 18%
Consumer Direct 3%
Comm R/E 42%
R/E Mortgage 29%
Comm Other 9%

Loan Rate Mix


Variable 23%
Fixed 27%
Adjustable 50%

Concentrations of Credit
as a % of Total Loans


June 30, 2026
9.80%
11.90%
5.60%
Apartments & Rental Housing
Hospitality
Non-Residential Real Estate Rental
Concentrations

- There were no net losses in any of these loan categories for the six months ended June 30, 2026.

Agency Guaranteed Loan Summary

Guaranty Agency	Bank Share Balance	Part Balance	Guaranteed Portion	Guaranteed Not Sold	Non-Guaranteed Portion
FSA Guaranteed	$220,508.31	$46,335.87	$240,159.76	$193,823.89	$26,684.42
RBS/USDA Guaranteed	63,624,877.88	17,547,048.72	70,390,290.01	47,019,958.62	10,781,636.59
SBA Guaranteed	76,353,299.93	0.00	52,099,472.99	52,099,472.99	24,253,826.94
Grand Total	$140,198,686.12	$17,593,384.59	$122,729,922.76	$99,313,255.50	$35,062,147.95

Indirect Lending

(in millions)



$620.8
$737.4
$823.7
$850.1
$913.7
$975.9
4.68%
4.59%
5.63%
6.34%
6.33%
6.05%
-0.12%
0.12%
0.25%
0.43%
0.40%
0.20%
9.00%
7.00%
5.00%
3.00%
1.00%
-1.00%
2021
2022
2023
2024
2025
Jun '26
Indirect Loans
Yield
Net Charge-offs

Net Charge-offs
as a % of Average Loans


0.00%
0.06%
0.02%
0.05%
0.08%
0.09%
0.13%
0.13%
0.16%
0.16%
0.09%
0.14%
2021
2022
2023
2024
2025
Jun '26
CTBI
Peer

- Commercial loans - $0.7 million
- Residential loans - $0.2 million
- Consumer indirect loans - $0.9 million
- Consumer direct loans - $0.4 million

Nonperforming Loans
as a % of Total Loans


0.49%
0.48%
0.41%
0.38%
0.34%
0.47%
0.59%
0.59%
0.39%
0.71%
0.58%
0.75%
2021
2022
2023
2024
2025
Jun '26
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2026 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets
as a % of Total Assets


0.37%
0.35%
0.27%
0.49%
0.33%
0.48%
2021
2022
2023
2024
2025
Jun '26

- $3.5 million in other real estate owned

Loan Loss Reserve
as a % of Net Loans


1.22%
1.26%
1.24%
1.17%
1.22%
1.18%
1.23%
1.19%
1.23%
1.18%
1.23%
1.18%
2021
2022
2023
2024
2025
Jun '26
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2026 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Criticized Assets
as a % of Tier 1 Capital + Allowance for Credit Losses as a % of Total Assets



7.82%
7.75%
6.56%
7.44%
7.06%
7.29%
2.03%
0.96%
1.52%
0.66%
0.18%
0.28%
0.00%
0.13%
0.09%
0.00%
0.01%
0.01%
2021
2022
2023
2024
2025
Jun '26
OAEM
Substandard
Doubtful

Criticized Assets
as a % of Total Loans



1.69%
1.66%
1.37%
1.50%
1.40%
1.44%
0.43%
0.19%
0.30%
0.13%
0.04%
0.06%
0.01%
0.03%
0.02%
0.05%
0.00%
0.00%
2021
2022
2023
2024
2025
Jun '26
OAEM
Substandard
Doubtful

	2021	2022	2023	2024	2025	June 2026
OAEM	$1,360,144	$2,192,698	$17,189,745	$8,678,851	$14,737,501	$6,730,295
Substandard	57,763,067	61,714,258	55,552,945	67,121,668	68,568,542	73,905,867
Doubtful	308,390	1,008,981	765,359	1,488	108,077	147,422
Total Loans	$3,408,813,271	$3,709,289,556	$4,050,905,735	$4,486,636,898	$4,894,942,366	$5,124,931,164

Total Deposits
including Repurchase Agreements

(in billions)



$4.62
$4.64
$4.95
$5.31
$5.70
$6.00
2021
2022
2023
2024
2025
Jun '26



June 30, 2026
Repurchase Agreements 5%
Other Time 2%
CDs <$100K 9%
Noninterest Bearing 21%
NOW 3%
CDs >$100K 19%
Savings 8%
MMDA 33%

Deposit Detail Summary

June 30, 2026

Dollar amounts presented in millions

Category	Total Deposit Balances	Total # of Accounts	< 1 Year	# of Accounts < 1 Year	% < 1 Year	1-3 Years	# of Accounts 1-3 Years	% 1-3 Years	3-5 Years	# of Accounts 3-5 Years	% 3-5 Years	5-10 Years	# of Accounts 5-10 Years	% 5-10 Years	> 10 Years	# of Accounts > 10	% >10 Years
Noninterest Bearing DDA	$1,253.47	123,058	$109.36	10,777	8.72%	$122.16	15,800	9.75%	$105.18	12,835	8.39%	$197.52	25,485	15.76%	$719.25	58,161	57.38%
Interest Bearing DDA	$1,433.12	13,226	$109.09	1,207	7.61%	$323.92	3,018	22.60%	$126.69	1,115	8.84%	$129.40	1,211	9.03%	$744.02	6,675	51.92%
MMDAs	$719.49	2,349	$50.08	315	6.96%	$17.21	76	2.39%	$6.59	127	0.92%	$276.33	1,190	38.41%	$369.28	641	51.33%
CDs	$1,746.48	29,531	$1,661.37	27,098	95.13%	$59.94	1,643	3.43%	$23.97	527	1.37%	$1.14	180	0.07%	$0.07	83	0.00%
Savings	$500.44	43,008	$26.05	3,813	5.20%	$44.98	5,873	8.99%	$52.80	5,508	10.55%	$100.55	9,631	20.09%	$276.07	18,183	55.16%
Repurchase Agreements	$297.09	113	$111.69	9	37.59%	$29.36	13	9.88%	$21.44	20	7.22%	$11.47	15	3.86%	$123.14	56	41.45%
Total Deposits	**$5,950.09**	**211,285**	**$2,067.63**	**43,219**	**34.75%**	**$597.56**	**26,423**	**10.04%**	**$336.67**	**20,132**	**5.66%**	**$716.41**	**37,712**	**12.04%**	**$2,231.82**	**83,799**	**37.51%**

Shareholder Value

Dividends Per Share



$1.57
$1.68
$1.80
$1.86
$2.00
$2.42
60%
55%
50%
45%
40%
35%
30%
2021
2022
2023
2024
2025
2026*
Dividends Per Share
Dividend Payout Ratio

- **Dividend payout ratio at June 30, 2026 was 33.7%**
  - **Desired level between 40% and 50%**
- **June 30, 2026 cash dividend yield was 2.93%**
- **Quarterly cash dividend increased to $0.65 per share effective October 1, 2026, an increase of 22.6%. In addition, a one-time cash dividend payment of $0.06 per share was also approved to be paid on October 1, 2026.**

***2026 is projected DPS**

Shareholders' Equity


(in millions)
$698.2
$628.0
$702.2
$757.6
$856.1
$891.8
5.5%
2021
2022
2023
2024
2025
Jun '26

- Shareholders' equity has increased 22.6% during the past five years
- 5.5% compound growth rate for the past five years

Book Value Per Share


$39.13
$35.05
$39.01
$41.95
$47.26
$49.10
2021
2022
2023
2024
2025
Jun '26

Tangible Common Equity/Assets


11.82%
10.58%
11.16%
11.29%
11.94%
11.93%
2021
2022
2023
2024
2025
Jun '26

5 Year Cumulative Total Return

Comparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2020
2021
2022
2023
2024
2025
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2020 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2025.**

Comparison to Russell 2000 Index
of Small Cap Companies

Return to Investors

June 30, 2026



40.96%
40.78%
30.09%
18.60%
15.13%
6.98%
9.86%
11.62%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 10 stock dividends
- 46 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 5.5%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 310 institutional investors (including CTIC - 5.5%) hold 11.5 million shares (59.6%)
  - 319 mutual funds hold 6.0 million shares (33.3%)

Data as of June 30, 2026

Key Strategic Initiatives

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
  - Branch expansion in growth markets
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Insurance
- Continuing focus on improving asset quality

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and nearly 1,000 dedicated employees
- Our shareholders

Community Trust Bancorp, Inc.



2026 Investor Presentation